                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 1, 2002
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)



                               IMMUNEX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Washington                           0-12406                       51-0346580
-----------------------------------  -------------------------------  ----------------------------
   (State or Other Jurisdiction           (Commission File No.)              (IRS Employer
         of Incorporation)                                                Identification No.)


                 51 University Street, Seattle, Washington 98101
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               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 587-0430
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              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 2. Acquisition or Disposition of Assets.

     On November 6, 2001, Immunex Corporation, a Washington corporation ("Immunex"), entered into a Purchase Agreement with American Home Products Corporation, a Delaware corporation ("AHP") and AHP Subsidiary Holding Corporation, a Delaware corporation and wholly owned subsidiary of AHP ("Holdings"), which provided for Immunex's purchase from Holdings of all of the outstanding shares (the "Shares") of Greenwich Holdings Inc. ("Greenwich"). The Purchase Agreement was described in, and filed as an exhibit to, Immunex's Current Report on Form 8-K filed on November 13, 2001.

     Greenwich owns the biopharmaceutical manufacturing facility in West Greenwich, Rhode Island, that Immunex and AHP have worked together to retrofit to accommodate the commercial production of ENBREL(R) (etanercept). U.S. Food and Drug Administration ("FDA") approval of the facility is anticipated in the second half of 2002. As part of the definitive Purchase Agreement, Immunex paid $188,965,335 to AHP and Holdings at signing.

     On December 21, 2001, Immunex, AHP and Holdings entered into Amendment No. 1 to the Purchase Agreement (the "Amendment") to provide for payment of the purchase price for the Shares with a short-term promissory note, the terms of which are described below, instead of in cash.

     On January 1, 2002, Immunex, AHP and Holdings completed the transactions contemplated by the Purchase Agreement. Immunex became the owner of the Shares and, by extension, all of the assets of Greenwich, including the Rhode Island facility. Immunex plans to continue the operation of the facility as proposed by AHP and Holdings once the facility is approved for production by the FDA. Under the terms of the Purchase Agreement, as amended, Immunex issued a Secured Promissory Note (the "Note") in favor of AHP and Holdings in the amount of $279,417,982 in payment of the balance of the purchase price for the Shares. This amount represents the parties' estimate of the net value of Greenwich's assets as of November 30, 2001, less the amount Immunex paid at signing. The Note becomes due and payable on January 25, 2002 and is secured by the Shares, as provided in a Pledge Agreement, dated January 1, 2002, by and among Immunex, AHP and Holdings. In addition, the Purchase Agreement provides for a post-transaction reconciliation to include an additional payment by Immunex in the amount by which the net value of Greenwich's assets increased between November 30, 2001 and January 1, 2002. This reconciliation amount is expected to be approximately $27 million.

     AHP and its affiliates and subsidiaries hold an approximate 41% equity interest in Immunex.

     The above description of Immunex's purchase of the Shares is a summary and as such is not intended to be complete. It is subject to, and qualified by reference to, the Purchase Agreement, which is attached as Exhibit 10.1 to Immunex's Current Report on Form 8-K filed on November 13, 2001, the press release announcing execution of the Purchase Agreement, which is attached as
Exhibit 99.1 to Immunex's Current Report on Form 8-K filed on November

13, 2001, and the Amendment, the Note and the Pledge Agreement, which are attached as exhibits to this Current Report on Form 8-K. Each of the foregoing documents is incorporated herein by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     If financial statements with respect to Greenwich are required to be filed by Item 7 of Form 8-K, they will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed, as provided in paragraph 4 of Item 7(a) of Form 8-K.

     (b) Pro Forma Financial Information.

     If pro forma financial statements with respect to Immunex and Greenwich are required to be filed by Item 7 of Form 8-K, they will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed, as provided in paragraph 4 of Item 7(a) of Form 8-K.

     (c) Exhibits.

         10.1      Purchase Agreement, dated November 6, 2001, by and          (A)
                   among American Home Products Corporation, AHP Subsidiary
                   Holding Corporation and Immunex Corporation.
         10.2      Amendment No. 1 to Purchase Agreement, dated December
                   21, 2001, by and among American Home Products
                   Corporation, AHP Subsidiary Holding Corporation and
                   Immunex Corporation.
         10.3      Secured Promissory Note, dated January 1, 2002, by
                   Immunex Corporation in favor of American Home Products
                   Corporation and AHP Subsidiary Holding Corporation.
         10.4      Pledge Agreement, dated January 1, 2002, by and
                   among American Home Products Corporation, AHP
                   Subsidiary Holding Corporation and Immunex Corporation.
         10.5      Limited Waiver and Amendment Letter Agreement, dated
                   January 11, 2002, among Immunex Corporation, American
                   Home Products Corporation and AHP Subsidiary Holding
                   Corporation.
         99.1      Immunex press release dated November 7, 2001.               (A)

-------------------

(A) Incorporated by reference to Immunex's Current Report on Form 8-K filed on November 13, 2001.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMMUNEX CORPORATION

Dated: January 18, 2002              By:   /s/ Barry G. Pea
                                        ------------------------------------
                                     Name: Barry G. Pea
                                     Its:  Executive Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
    10.1           Purchase Agreement, dated November 6, 2001, by           (A)
                   and among AmericanHome Products Corporation, AHP
                   Subsidiary Holding Corporation and Immunex Corporation.
    10.2           Amendment No. 1 to Purchase Agreement, dated December
                   21, 2001, by and among American Home Products
                   Corporation, AHP Subsidiary Holding Corporation and
                   Immunex Corporation.
    10.3           Secured Promissory Note, dated January 1, 2002, by
                   Immunex Corporation in favor of American Home Products
                   Corporation and AHP Subsidiary Holding Corporation.
    10.4           Pledge Agreement, dated January 1, 2002, by and among
                   American Home Products Corporation, AHP Subsidiary
                   Holding Corporation and Immunex Corporation.
    10.5           Limited Waiver and Amendment Letter Agreement, dated
                   January 11, 2002, among Immunex Corporation, American
                   Home Products Corporation and AHP Subsidiary Holding
                   Corporation.
    99.1           Immunex press release dated November 7, 2001.            (A)

--------------------------

(A) Incorporated by reference to Immunex's Current Report on Form 8-K filed on November 13, 2001.

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